SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS:

DWS Disciplined Market Neutral Fund

Effective March 1, 2010, the following replaces similar footnote disclosure to the “Shareholder Fees” table in the ”FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:

1
Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

Effective March 1, 2010, the first paragraph of the summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, C),
(800) 730-1313 (INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated December 1, 2009, as supplemented, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

January 28, 2010 [DWS INVESTMENT LOGO] DDMNF–3601 Deutsche Bank Group